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                                                                   EXHIBIT 10.96

                                      Microelectronic Packaging, Inc.
                                      9350 Trade Place, San Diego, California
                                      92126

                                      Phone: (619) 530-1660  Fax: (619) 530-1661

July 10, 1997

Mr. Tan Ting Yong
DBS Bank
6 Shenton Way
DBS Building Tower One
Singapore  068809

RE:     ACQUISITION OF INVENTORY OF
        MICROELECTRONIC PAC (S) PTE LTD ("MPS")

Dear Ting Yong:

We are in receipt of a copy of the letter of offer dated 8th July 1997 from Micropac Technology Pte Ltd offering to purchase the finished goods, raw materials, work-in progress and consumables ("the inventory") for a total consideration of US$995,000 as set out in the said letter of offer.

This is to confirm that we have no objections to the sale of the inventory to Micropac Technology Pte Ltd on the terms set out in their letter of offer.

Most sincerely,

/s/ ALFRED JAY MORAN, JR.
-------------------------
Alfred Jay Moran, Jr.
President and Chief Executive Officer

AJM:mb